UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2020

NEWBRIDGE GLOBAL VENTURES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-11730	84-1089377
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

825 East 800 North

Orem, Utah 84097

               (Address of Principal Executive Offices)

801-362-2115

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2020, the Board of Directors (the “Board”) the Company appointed Robert Szwajkos to the Company’s Board. Mr. Szwajkos’ appointment is effective immediately.

Mr. Szwajkos, 72, is a partner with Curtin & Heefner LLP, Bucks County, Pennsylvania, in private practice, with an emphasis in commercial law, including creditors’ rights, bankruptcy, business transactions, real estate, and commercial litigation. He has represented major international companies before judicial tribunals throughout the United States, Australia, Canada, England, India, and Italy. He served as the Court Administrator of the U.S. Bankruptcy Court, Eastern District of Pennsylvania at the time of the adoption of the new Bankruptcy Code and  has served on the Local Rules Committee for more than 40 years. Mr. Szwajkos has the highest Martindale Hubble Attorney Rating in ethics and competency only attained by 1% of all attorneys nationally.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NewBridge Global Ventures, Inc. (Registrant)

Dated: March 4, 2020	By: /s/ Chris Bourdon Name: Chris Bourdon Title: Chief Executive Officer